Exhibit 99.2

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NeuroOne
NASDAQ: NMTC

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this presentation may be a forward–looking statement that reflects NeuroOne's current views about future events. In some cases, you can identify forward–looking statements by the words "may," "might," "will," "could," "would," "should," "expect," "intend," "plan," "upcoming," "target," "objective," "anticipate," "believe," "estimate," "predict," "project," "potential," "target," "seek," "contemplate," "continue" and "ongoing," or the negative of these terms, or other comparable terminology. Forward–looking statements may include statements regarding additional potential strategic partnerships, the potential for revenue related to trigeminal nerve ablation, the timing and extent of product launch and commercialization of our technology, growth in revenue, clinical and pre-clinical testing, business strategy, market size, potential growth opportunities, future operations, future efficiencies, and other financial and operating information. Our actual future results may be materially different from what we expect due to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements, including risks that the partnership with Zimmer Biomet may not facilitate the commercialization or market acceptance of our technology; risks that our sEEG electrodes may not be ready for commercialization in a timely manner or at all, whether due to supply chain disruptions or otherwise; risks that our technology will not perform as expected based on results of our pre-clinical and clinical trials; risks related to uncertainties associated with the Company's capital requirements to achieve its business objectives and ability to raise additional funds; the risk that we may not be able to secure or retain coverage or adequate reimbursement for our technology; uncertainties inherent in the development process of our technology; risks related to changes in regulatory requirements or decisions of regulatory authorities; that we may not have accurately estimated the size and growth potential of the markets for our technology; risks related to clinical trial patient enrollment and the results of clinical trials; that we may be unable to protect our intellectual property rights; and other risks, uncertainties and assumptions, including those described under the heading "Risk Factors" in our filings with the Securities and Exchange Commission. These forward–looking statements speak only as of the date of this presentation and NeuroOne undertakes no obligation to revise or update any forward–looking statements for any reason, even if new information becomes available in the future. .

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market share and other data about our industry.
This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Caution: Federal law restricts this device to sale by or on the order of a physician.

2

NeuroOne
NASDAQ: NMTC

NeuroOne is a medical technology company transforming the diagnosis and treatment of neurological disorders

FDA-Cleared

3 FDA 510(k) cleared products for use in the brain, with the only FDA cleared product that uses the same sEEG electrode for both diagnostic and therapeutic applications.
1 FDA 510(k) cleared product for use in facial nerve, the OneRF® Trigeminal Nerve Ablation System.

Patented Technology

Patented and disruptive technology unlocking multi-billion markets in neurology.

Exclusive Partnerships

Exclusive partnership with Zimmer Biomet, the global leader in robotic surgical technology, and the Mayo Clinic.

3

NeuroOne
NASDAQ: NMTC

NeuroOne's next-generation electrode platform is highly disruptive and differentiated

Since the 1950s, clinicians and researchers have used first generation electrodes for the recording and stimulation of brain tissue.

NeuroOne's multi-purpose electrodes are designed to reduce the number of surgeries, and hospitalizations while potentially improving efficacy.

Thin Film & Flexibility

- Highly flexible design provides new options for surgical placement and potentially smaller borings/incisions
- Lower inflammation compared to bulkier electrodes[1]

Multi-Function Device

- Enables pairing of diagnostic and therapeutic procedures using the same sEEG
- First 510(k) cleared device using the previously implanted sEEG electrode to diagnose and then create radiofrequency lesions in the brain

1. Company data on file

4

NeuroOne
NASDAQ: NMTC

Mayo Clinic Partnership

Current Investor

- Mayo Clinic began testing technology in pre-clinical models and clinical research in 2015
- Mayo Clinic leading neurologist, Dr. Worrell, chairs the NeuroOne Scientific Advisory Board
- First commercial human use of Evo® Cortical Electrodes performed at Mayo Clinic in November 2020
- Currently using our drug delivery system in pre-clinical studies

Mayo Clinic Advisory Board Representation



Greg Worrell MD, PhD, Chairman of the Scientific Advisory Board

World renowned neurologist at Mayo Clinic. Recognized by the American Epilepsy Society (AES), the American Academy of Neurology (AAN), the American Neurological Association (ANA), and the Citizens United in Research for Epilepsy (CURE) Foundation for his contributions to the field of epilepsy research. Dr. Worrell is a frequent keynote speaker at neurology conferences and has published 90 papers.



Jamie Van Gompel, MD

Neurosurgeon practicing at Mayo Clinic, specializing in epilepsy surgery utilizing minimally invasive techniques. Since 2008, Dr. Van Gompel has authored or co-authored 87 papers on clinical outcome projects centered on neurological conditions. Dr. Van Gompel works collaboratively with colleagues from Mayo Clinic's Epilepsy and Neurophysiology lab, engaging in clinical work relative to brain stimulation as a viable restorative therapy for epilepsy over current treatment methodologies.

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NeuroOne
NASDAQ: NMTC

Zimmer Biomet Partnership

- Zimmer is a worldwide leader in robotic technology used in minimally invasive neurosurgeries
- Evo® electrodes are complementary to Zimmer's ROSA ONE® robotic neurosurgery platform
- Partnership initiated in 2020: $5.5 million total paid to NeuroOne under initial contract

Expanded partnership to include distribution rights for NeuroOne's OneRF® Ablation System in the brain

- $3 million licensing fee
- Distribution rights in US and select OUS countries
- Expected to boost NeuroOne revenue growth and profitability


ROSA

6

NeuroOne
NASDAQ: NMTC

Our electrode platform addresses multi-billion $ and growing market needs[1]


$1B+
$100M
Epilepsy (Diagnostic Only)
$1B+
$100M
Brain Ablation
$5B+
$500M+
Parkinson's
$10B+
$3B
Spinal Cord Stimulation (Back Pain)
$10B+
$0
Drug Delivery
Actual Market
Potential Market Size

1. Company data on file

7

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NeuroOne
NASDAQ: NMTC

Product Portfolio

Product	Use Case	Status	Application
Evo® Cortical Electrodes 	Recording brain activity Placed on surface of brain	Currently marketed by Zimmer Biomet	Diagnostic
Evo® sEEG Electrodes 	Recording brain activity Placed Deeper Into the Brain	Currently marketed by Zimmer Biomet	Diagnostic
OneRF® Ablation System for Brain 	Ablating Brain Tissue using sEEGs Dedicated RF console	Currently marketed by Zimmer Biomet	Diagnostic & Therapeutic
OneRF® Trigeminal Nerve Ablation System for Facial Pain 	Ablating Trigeminal Nerve Tissue using Dedicated TNRF Probe and RF Console	Currently marketed (LMR) by NeuroOne (cleared by the FDA Aug '25)	Diagnostic & Therapeutic
Thin-Film Implantable Electrodes 	Chronic Recording & Stimulation For Peripheral, Spinal & Deep Brain Stim	In Development	Diagnostic & Therapeutic
Drug Delivery System 	Recording Brain Activity and Therapeutic Agent Delivery	In Development	Diagnostic & Therapeutic

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NeuroOne
NASDAQ: NMTC

Thin-Film Evo® sEEG & Cortical Electrodes



Summary

- Increased signal clarity /reduced noise design[1]
- Cortical device thinner & lighter than competitive devices
- sEEG - Better tactile feedback during brain tissue insertion
- Both product lines are distributed by Zimmer Biomet



Applications

- Epilepsy surgery for brain mapping
- Brain tumor mapping

FDA 510(k) Clearance

$100M Market Size[1]

Use: Diagnostic

1. Company data on file

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NeuroOne

NASDAQ: NMTC

OneRF® Ablation System for Brain

Expanded Zimmer Biomet Partnership to distribute system

Summary

- One procedure for diagnostic and therapeutic expected to save time, money and to improve patient outcomes
- Temperature-guided ablation provides additional safety measure
- Designed to reduce number of procedures and hospitalizations
- Uses well established RF energy to ablate tissue
- New ICD-10-PCS code for OneRF procedure effective October 1, 2024

FDA 510(k) Clearance

Use: Diagnostic/Therapeutic

sEEG



Single-Use RF Procedure



Capital Equipment



11

NeuroOne
NASDAQ: NMTC

OneRF® Trigeminal Nerve Ablation System for Facial Pain (Trigeminal Neuralgia-TN)

Received 510(k) clearance from FDA in August 2025, Initial cases successfully completed at University Hospitals in Cleveland

Summary

- Legacy TN RF ablation has proven clinical efficacy with established reimbursement
- OneRF introduces the first multi-contact probe for TN ablation
- This enables stimulation and ablation in target anatomy in same cannula/probe insertion
- May lead to fewer anesthesia cycles, more efficient procedure and more comfortable procedure for the patient
- This probe is paired with our modern RF generator designed to work with these specific probes
- Discussing distribution with potential strategic partner

FDA 510(k) Clearance

Use: Diagnostic/Therapeutic

Single Use: TNRF Probe & Cannula



Single Use: RF Accessories



Capital Equipment



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NeuroOne
NASDAQ: NMTC

Spinal Cord Percutaneous Paddle Lead

Summary

- Percutaneously placed paddle electrodes for spinal cord stimulation
- Able to stimulate broadly and precisely target tissue
- Successfully completed initial testing for durability and stimulation for 5-year use for recording and stimulation
- Advisory Board of leading anesthesiologists & neurosurgeons
- Initiating discussions with potential strategic partners to fund further development and commercialization



Current Solutions

Most procedures use small percutaneous cylindrical electrodes that have limited stimulation coverage and high battery usage

$3B+

Global Market

NeuroOne's Solution

Provides greater stimulation coverage with expected reduced battery usage

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NeuroOne
NASDAQ: NMTC

sEEG-Based Drug Delivery System

Designed to leverage our sEEG platform enabling drug delivery + brain activity recording

Pre-Drug Delivery
Record Brain Activity with sEEG Electrode(s)



Drug Delivery
Via Cannula Inserted Through sEEG Electrode(s)



Post-Drug Delivery
Record Brain Activity with sEEG Electrode(s)



Summary
- Ability to record brain activity pre-, during, and post-drug delivery
- Leverages small diameter and design of our current sEEG products
- Open platform - does not require investment in proprietary software, infusion or navigation systems
- Status: Currently in development - completed in vivo feasibility testing study and drug absorption testing
- Does not require MRI for placement
- Recorded the first device sale for pre-clinical testing to a large bio-pharmaceutical company
- Interest from two organizations to potentially form a partnership

14

NeuroOne
NASDAQ: NMTC

Management Team



Dave Rosa
President & Chief Executive Officer



Ron McClurg
Chief Financial Officer



Steve Mertens
Chief Technology Officer



Mark Christianson
Co-Founder, Business Development Director, Medical Sales Liaison



Hijaz Haris
Vice-President of Marketing



Camilo Diaz Botia
Vice President of Engineering



Evan Goulet
Senior Director of Quality Assurance & Regulatory Affairs



Chris Volker
Chief Operating Officer



Emily Johns
Chief Administrative Officer & General Counsel

Scientific Advisory Board



Greg Worrell
MD PhD, Chairman of the Scientific Advisory Board



Jamie Van Gompel
MD



Bob Gross
MD, PhD



Justin Williams
PhD



Greg Esper
MD, MBA



Kip Ludwig
PhD

15

NeuroOne
NASDAQ: NMTC

Financial Overview

Highlights & Financial Catalysts

- Debt free balance sheet
- Decreasing burn rate in FY2025
- **FY2025 Financials:**
  - Q4 2025 product revenue of $2.7M (907% increase vs. Q4 2024)
  - FY 2025 product revenue of $9.1M (163% increase vs. FY2024)
  - FY2025 product gross margin of 56.5%
- New potential partnerships focused on pain management and drug delivery

Capital Position	
	($ in millions)
Cash (as of 9/30/25)	$6.6
Debt	$0.0
Upfront Licensing Fee Payment	$3.0
FY 2025 Revenue (excludes license fee payment)	$9.1

2025 Revenue Increased to $12.1 Million in Total

- Includes a one-time $3.0 million license revenue payment from expanded distribution agreement with Zimmer Biomet
- Includes product revenues of $9.1 million (163% increase compared to $3.5 million fiscal 2024)

16

NeuroOne
NASDAQ: NMTC

Upcoming Potential Catalysts

- Zimmer Biomet OneRF® Ablation System full launch
- OneRF® Trigeminal Nerve Ablation System FDA clearance in August 2025
  - *Potential revenue in calendar 2026 for facial pain ablation system*
- Electrode revenue growth in FY2026
- Potential non-dilutive licensing agreement for trigeminal ablation system with strategic partner
- Potential strategic partnerships with NeuroOne's core technology for back pain
- 2026 goal is commercial-readiness for the pre-clinical drug delivery devices
- Potential for strategic partnerships with pharma companies

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NeuroOne
NASDAQ: NMTC

Key Takeaways

Our platform technology of thin film electrode products improve outcomes for patients suffering from neurological disorders

The only company with a single device that can perform multiple diagnostic & therapeutic functions such as recording, ablation and stimulation using the same electrode

Successfully achieved 510(k) FDA clearance for 4 product families; including 510(k) FDA clearance for the OneRF® Trigeminal Nerve Ablation System

Targeting multi-billion dollar markets for neurological diseases *(i.e. epilepsy, Parkinson's disease)*, pain management *(i.e. back pain)* & drug delivery

World-class partnerships with the Mayo Clinic and Zimmer Biomet

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NASDAQ: NMTC

NeuroOne

Advancing Neuroscience

Chris Tyson
Executive Vice President
MZ North America
Direct: 949-491-8235
NMTC@mzgroup.us

Thank you